                                                                    Exhibit 10.3

                                                     Final Draft : 26 March 2001
--------------------------------------------------------------------------------

Commonwealth Bank of Australia
Party A

Perpetual Trustee Company Limited
Party B

Securitisation Advisory Services Pty. Limited
Manager

Series 2001-1G Medallion Trust
ISDA Master Agreement
(Interest Rate Swap Agreement)

          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
           Our ref - 215/3323/1619626 Contact - Tessa Hoser/Leah Chick

            Sydney o Melbourne o Brisbane o Perth o Canberra o Darwin

                  Liability is limited by the Solicitors Scheme
                 under the Professional Standards Act 1994 NSW

Schedule to the ISDA Master Agreement

dated as of 2001 between

Parties     Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A")

            Perpetual Trustee Company Limited, ABN 42 000 001 007, as trustee of the Series 2000-2G Medallion Trust ("Party B")

            Securitisation Advisory Services Pty. Limited, ABN 88 064 133 946 (the "Manager")

Part 1. Termination provisions

(a)   "Specified Entity" in relation to

      (i)   Party A, is not applicable; and

      (ii)  Party B, is not applicable.

(b)   "Specified Transaction" means - not applicable.

(c)   (i)   The following provisions of Section 5 will not apply to Party A:

            Section 5(a)(ii)  Section 5(a)(v)   Section 5(a)(viii)
            Section 5(b)(iv)  Section 5(a)(iii) Section 5(a)(vi)
            Section 5(b)(ii)  Section 5(a)(iv)  Section 5(a)(vii)
            Section 5(b)(iii)

      (ii)  The following provisions of Section 5 will not apply to Party B:

            Section 5(a)(ii)  Section 5(a)(v)   Section 5(a)(viii)
            Section 5(b)(iv)  Section 5(a)(iii) Section 5(a)(vi)
            Section 5(b)(ii)  Section 5(a)(iv)  Section 5(a)(vii)
            Section 5(b)(iii)

(d) The "Automatic Early Termination" provisions of Section 6(a) will not apply.

(e)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i)   A.    in respect of the Basis Swaps, Loss will apply;

            B. in respect of the Fixed Rate Swaps and the Interest Rate Basis Cap, Market Quotation will apply; and

      (ii)  A.    in respect of the Basis Swaps, neither the First Method nor the Second Method will apply; and

            B. in respect of the Fixed Rate Swaps and the Interest Rate Basis Cap, the Second Method will apply;

      (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

            "However in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero."

(f)   "Termination Currency" means Australian dollars.

(g) Additional Termination Event. The following is an Additional Termination Event in relation to which Party B is the only Affected Party and a Basis Swap is the only Affected Transaction:

      If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the relevant Basis Swap.

Part 2.          Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

      (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

      (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

      (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement,

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A will and Party B will make the following representation:

      It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

Part 3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:

Party required to deliver document    Form/Document/Certificate                        Date by which to be delivered
Party A and Party B                   Any document or certificate reasonably           On the earlier of (a) learning that such
                                      required or reasonably requested by a party      document or certificate is required and
                                      in connection with it obligations to make a      (b) as soon as reasonable practicable
                                      payment under this Agreement which would enable  following a request by a party.
                                      that party to make the payment free from any
                                      deduction or withholding for or on
                                      account of Tax or which would reduce
                                      the rate at which deduction or
                                      withholding for or on account of Tax is
                                      applied to that payment.

(b)   Other documents to be delivered are:

Party required to       Form/Document/Certificate            Date by which to be delivered        Covered by Section
deliver document                                                                                  3(d) Representation
Party A                 A certificate from Party A (or, if   On execution and delivery of any             Yes
                        available, Party A's current         Confirmation unless that
                        authorised signature book)           certificate has already been
                        specifying the names, title and      supplied for that purpose and
                        specimen signatures of the           remains true and in effect and
                        Authorised Officers of Party A.      when the list is updated or upon
                                                             request.

Party A, Party B and    A legal opinion as to the validity   At any time prior to the Closing             No
the Manager             and enforceability of that party's   Date.
                        obligations under this Agreement in
                        form and substance(and issued by
                        legal counsel) reasonably acceptable
                        to the other party.

The Manager             A copy (certified by the Manager)    Not less than 5 Business Days (or            Yes
                        of the Credit Support Document and   such lesser period as Party A
                        (without limiting any obligation     agrees to) before the Trade Date
                        Party B may have under the terms     of the first occurring Transaction
                        of the Credit Support Document to    and in the case of any amending
                        notify Party A of amendments) a      documents entered into subsequent
                        copy (certified by the Manager) of   to that date, promptly after each
                        any document that amends in any      amending document (if any) has
                        way the terms of the Credit          been entered into.
                        Support Document.

For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4. Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement, the address for notices or communications to a party is the address notified by that party to the other parties for this purpose from time to time.

(b)   Process Agent. For the purpose of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent - Not Applicable

      Party B appoints as its Process Agent - Not Applicable

(c)   Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement.

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is the Manager.

(f)   Credit Support Document. Details of any Credit Support Document:

      (i)   in relation to Party A: Nil;

      (ii)  in relation to Party B: the Security Trust Deed.

(g)   Credit Support Provider.

      (i)   In relation to Party A: Not Applicable.

      (ii)  In relation to Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

      "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and"

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of the following groups of Transactions:

      Group 1 - all Transactions being swaps

      Group 2 - all Transactions being interest rate options

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

Part 5. Other Provisions.

(1)   Payments: In Section 2:

      (a)   In Section 2(a)(i) add the following sentence:

            "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

      (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

            "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency".

      (c)   Insert a new paragraph (iv) in Section 2(a) immediately after
            Section 2(a)(iii) as follows:

            "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

            (d)   Add the following new sentence to Section 2(b):

                  "Each new account so designated will be in the same tax jurisdiction as the original account."

            (e) In Section 2(c) insert the following words at the end of the first paragraph:

                  "Subject to Section 2(f), the aggregate amount that would otherwise be payable will not take into account amounts due on that Payment Date pursuant to Sections 2(g), 17, 18 or 19."

            (f)   Delete Section 2(d)(i)(4) in its entirety.

            (g)   In Section 2(d)(ii)(1) delete the following where they appear:

                  "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

            (h)   Insert new Sections 2(f) and 2(g) as follows:

                  "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c):

                        (i) in respect of a Fixed Rate Swap, then such amount will, unless otherwise agreed between Party A and Party B, be satisfied in part, or whole, from the then Fixed Rate Prepayment Balance; and

                        (ii) in respect of a Basis Swap, then such amount will, unless otherwise agreed between Party A and Party B, be satisfied in part, or whole, from the then Basis Prepayment Balance.

                  (g)   On each Payment Date that a Fixed Rate Swap is existing:

                        (i) Party B will pay Party A any Net Break Payment determined by the Manager on the preceding Determination Date in accordance with the Series Supplement; and

                        (ii) Party A will pay Party B any Net Break Receipt determined by the Manager on the preceding Determination Date in accordance with the Series Supplement."

(2)   Representations: In Section 3:

      (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

            "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act, 1969 (Cth) and section 13A(3) of the Banking Act, 1959

            (Cth)))."

      (b) Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

            (i) Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also upon the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

            (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

            (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

      (c)   after "Section 3(f)" in line 2 insert "3(g), 3(h) and 3(i)";

      (d) insert the following new paragraphs (g), (h) and (i) in Section 3 immediately after Section 3(f):

            "(h)  Series Trust: By Party B, in respect of Party B only:

                  (i) Trust Validly Created. The Series Trust has been validly created and is in existence at the date of this Agreement.

                  (ii) Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

                  (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

                  (iv)  Power. It has power under the Master Trust Deed to:

                        (A) enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Series Trust; and

                        (B) mortgage or charge the Assets of the Series Trust in the manner provided in the Credit Support Document in relation to Party B.

                        (v) Good Title. It is the lawful owner of the Assets of the Series Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Series Trust).

      (e) Non Assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under any Credit Support Document specified in relation to Party B.

      (f) Contracting as principal. Each existing Transaction has been entered into by that party as principal and not otherwise."

(3) Failure to Pay or Deliver: In Section 5(a)(i) delete the words "third Local" where they appear in line 3 and replace them with the word "tenth".

(4)   Termination: In Section 6:

      (i)   Add the following sentence at the end of the first paragraph of
            Section 6(b)(ii):

            "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series Supplement."

      (ii)  Add the following sentence at the end of the second paragraph of
            Section 6(b)(ii):

            "However, if Party A is that other party it must, if so requested by the Manager with the prior consent of the Rating Agencies, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement)."

      (iii) Add the following sentence at the end of the last paragraph of
            Section 6(b)(ii):

            "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer."

      (iv) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)   Facsimile Transmission: In Section 12:

      (a)   Delete the following words where they appear on lines 2 and 3 of
            Section 12(a):

            "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

      (b)   Replace Section 12(a)(iii) with:

           "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;";

      (c)   Insert a new paragraph (vi) in Section 12(a) immediately after
            Section 12(a)(v) as follows:

            "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(6)   Definitions: In this Agreement, unless the contrary intention appears:

      (a) Master Trust Deed and Series Supplement: Subject to Part 5(6)(h), unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Subject to Part 5(6)(h), where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the CBA Trust, as the context requires.

      (b)   Trustee Capacity:

            (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

            (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph (i) only.

(c)   Definitions: in Section 14:

      (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

            "A$ Class A-1 Principal Amount" in relation to a Quarterly Distribution Date and the quarterly Accrual Period ending on that Quarterly Distribution Date, means the amount paid or available to be paid (as the case may be) on that Quarterly Distribution Date pursuant to clause 10.2B(k)(i) from the Available Income Amount in respect of that Quarterly Distribution Date.

            ""Affected Transactions" means, with respect to a Termination Event:

            (a) where an Early Termination Date is designated pursuant to Part 1(g), a Basis Swap; and

            (b) where an Early Termination Date is designated following the occurrence of any other Termination Event, all Transactions."

                  "Local Business Day" has the same meaning as "Business Day"."

      (ii)  insert the following new definitions:

            "Amounts Outstanding" in relation to a Mortgage Loan means, at any given time, the amount recorded at that time as the balance of the Mortgage Loan in the Mortgage Loan System which balance includes amounts which have been charged to the Mortgage Loan but excludes amounts which have been or are, accrued against the Mortgage Loan.

            "Basis Prepayment Balance" means the amount then standing to the credit of the Collections Account in respect of prepayments by Party A pursuant to Sections 18(c) or (d) and which has not been utilised pursuant to Section 2(f)(ii).

            "Basis Swap" means

            (a) when designated "Monthly", the Transaction entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 1A (or as otherwise agreed between Party A, Party B and the Manager); or

            (b) when designated "Quarterly" the Transaction entered into between Party A and party B and the Manager on the terms specified in the form of Confirmation set-out in Annexure 1B (or as otherwise agreed between Party A, party B and the Manager), or

                  (each a "Basis Swap" and together, the "Basis Swaps").

            "Basis Swap Amount" in relation to a Calculation Period means:

            (a) when designated "Monthly", the relevant monthly proportion of the aggregate Amounts Outstanding in relation to all Mortgage Loans being charged a variable rate as certified by the Manager to the Trustee at the opening of business on the Determination Date falling within the relevant preceding Calculation Period; or

            (b) when designated "Quarterly", the relevant quarterly proportion of the aggregate Amounts Outstanding in relation to all Mortgage Loans being charged a variable rate as certified by the Manager to the Trustee at the opening of business on the Determination Date falling within the relevant preceding Calculation Period.

            "Conversion" means the conversion of a Mortgage Loan forming part of the Assets of the Series Trust which is being charged interest at a variable rate to a Mortgage Loan which is being charged interest at a fixed rate.

            "Eligible Account" means an account in the name of the Trustee as trustee of the Series Trust held with a financial institution with short term credit ratings of P-1 by Moody's, F-1 by Fitch and A-1+ by Standard & Poor's and includes the Collections Account to the extent that the holder of the Collections Account is rated in this manner.

            "End Date" means the date on which a Mortgage Loan is to cease being charged interest at a fixed rate.

            "Fixed Charged Interest" in relation to each Monthly Distribution Date means the aggregate of all debit entries made during the Collection Period immediately preceding that Monthly Distribution Date to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a fixed rate (plus any interest off-set benefits in respect of Mortgage Interest Saver Accounts which represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Collection Period to those accounts to the extent paid by the Seller pursuant to clause 15.10 of the Series Supplement and deposited to the Collections Account prior to that Monthly Distribution Date).

            "Fixed Rate Prepayment Balance" means the amount then standing to the credit of the Eligible Account in respect of prepayments by Party A pursuant to Sections 17(a)(iii), (b)(i), (d)(i) or (f) and which has not been utilised pursuant to Section 2(f)(i) or repaid to Party A pursuant to Sections 17(c)(ii) or (g).

            "Fixed Rate Swap Amount" in relation to a Calculation Period means:

            (a)   when designated "Monthly":

                  (i) the relevant monthly proportion of the aggregate Amounts Outstanding in relation to all Mortgage Loans (excluding Mortgage Loans being charged a variable rate) as certified by the Manager to the Trustee at the opening of business on the Determination Date falling within the relevant preceding Calculation Period;

                  (ii) less the Other Fixed Rate Swap Amount in relation to the relevant Calculation Period; or

            (b)   when designated "Quarterly":

                  (i) the relevant quarterly proportion of the aggregate Amounts Outstanding in relation to all Mortgage Loans (excluding Mortgage Loans being charged a variable rate) as certified by the Manager to the Trustee at the opening of business on the Determination Date falling within the relevant preceding Calculation Period;

                  (ii) less the Other Fixed Rate Swap Amount in relation to the relevant Calculation Period.

            "Fixed Rate Swap" means:

            (a) when designated "Monthly", the Transaction entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 2A (or as otherwise agreed between Party A, Party B and the Manager);

            (b) when designated "Quarterly" the Transaction entered into between Party A, Party B and the Manager on the terms specified in Annexure 2B (or as otherwise agreed between Party A, Party B and the Manager);

            (c) and each Transaction entered into pursuant to Section 16 on the terms specified in Annexure 2C (or as otherwise agreed between Party A, Party B and the Manager);

            (each a "Fixed Rate Swap" and together the "Fixed Rate Swaps").

            "Fixed Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a fixed rate of interest on that Reset Date, rounded up to four decimal places.

            "Interest Rate Basis Cap" means the interest rate cap, if any, entered into between Party A, Party B and the Manager on or prior to the Closing Date.

            "Master Trust Deed" means the Master Trust Deed dated 8 October 1997 between Party B (as Trustee) and the Manager, as amended from time to time.

            "Monthly Basis Swap Administered Rate" in relation to a Monthly Distribution Date, has the meaning as set out in Annexure 4.

            "Monthly Fixed Swap Administered Rate" in relation to a Monthly Distribution Date has the meaning as set out in Annexure 4.

            "Monthly Weighted Margin" in relation to a Monthly Distribution Date has the meaning as set out in Annexure 4. "Other Fixed Rate Swap Amount" in relation to a Calculation Period means the aggregate Amounts Outstanding as at the opening of business on the Determination Date falling within the preceding Calculation Period in respect of each Mortgage Loan where further Fixed Rate Swaps have been entered into, and is then current, to hedge the interest rate risk in respect of the Mortgage Loan pursuant to Section 16(b).

            "Outstanding Interest Rate Swap Prepayment Amount" means the sum of the then Basis Prepayment Balance and the then Fixed Rate Prepayment Balance.

            "Prescribed Ratings" means:

            (a) in respect of the Fixed Rate Swaps, a long term rating of A2 or higher by Moody's, a short term rating of F1 by Fitch and either a long term rating of A or a short term rating of A-1 by S&P ; and

            (b) in respect of the Basis Swap, short term ratings of P-1 by Moody's and F1 by Fitch and either a long term rating of A or a short term rating of A-1 by S&P.

            "Quarterly Fixed Swap Administered Rate" in relation to a Quarterly Distribution Date, has the meaning as set-out in Annexure 4.

            "Quarterly Weighted Margin" in relation to a Quarterly Distribution Date, has the meaning as set out in Annexure 4.

            "Series Supplement" means the Series Supplement dated on or about the date of this Agreement between Party A, Party B and the Manager.

            "Series Trust" means the Series 2001-1G Medallion Trust constituted by the Master Trust Deed and the Series Supplement.

            "Short-Term Investment Income" in relation to a Monthly Distribution Date means interest and other income received by the Trustee during the Collection Period immediately preceding that Monthly Distribution Date in respect of:

            (a) the moneys standing to the credit of the Collections Account (other than interest earned on the Collections Account during the Collections Period in respect of the Cash Advance Deposit, the Seller Deposit or the Interest Rate Swap Provider Deposit as calculated, respectively, in accordance with clauses 8.6,
                  8.8 and 15.5 of the Series Supplement);

            (b) amounts representing interest paid by the Servicer pursuant to clause 22.5 of the Series Supplement; and

            (c) Authorised Short-Term Investments held by the Series Trust (whether or not reinvested).

            "Variable Charged Interest" in relation to each Monthly Distribution Date means the aggregate of all debit entries made during the Collection Period immediately preceding that Monthly Distribution Date to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a variable rate (plus any interest off-set benefits in respect of Mortgage Interest Saver Accounts which represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Collection Period to those accounts to the extent paid by the Seller pursuant to clause 15.10 of the Series Supplement and deposited to the Collections Account prior to that Monthly Distribution Date).

            "Variable Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a variable interest rate on that Reset Date, rounded up to four decimal places.

      (d)   Interpretation:

            (i)   references to time are references to Sydney time;

            (ii) a reference to "wilful default" in relation to Party B means, subject to Part 5(6)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                        A.     1) arises as a result of a breach of a
                                  Transaction Document by a person other than Party B or other than any other person referred to in Part 5(6)(d)(iii); and

                               2) the performance of the action (the
                                  non-performance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

                        B. as in accordance with a lawful court order or direction or is otherwise required by law; or

                        C. is in accordance with any proper instruction or direction of:

                               1) the Secured Creditors given at a meeting (or
                                  deemed meeting) of Secured Creditors convened under the Security Trust Deed; or

                               2) the Investors given at a meeting convened
                                  under the Master Trust Deed;

            (iii) a reference to the "fraud", "negligence" or "wilful default"
                  of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

            (iv) a reference to "neither party" will be construed as a reference to "no party"; and

            (v) a reference to "other party" will be construed as a reference to "other parties".

      (e) ISDA Definitions: The 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")), as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (as published by ISDA) (the "1991 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

      (f) Inconsistency: Subject to Part 5(6)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that
            Transaction: (i) any Confirmation; (ii) the Series Supplement; (iii) the Master Trust Deed; (iv) this Agreement; and (v) the 1991 ISDA Definitions.

                  (g)   Swap Transaction: Any reference to a:

                  (i) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

                  (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

      (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(7)   Limitation of Liability: Insert the following Section 15, after Section
      14:

      "15.  Party B's Limitation of Liability

      (a) (Limitation on Party B's liability): Party B enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

      (b) (Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of the Series Trust).

      (c) (Breach of Trust): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

      (d) (Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of a representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any Relevant Person or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

      (e) (No Obligation): The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this
            Section 15 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.

(8) Monthly Swap Statement: Prior to each Monthly Distribution Date the Manager will prepare and deliver to Party A and Party B a monthly payment notice containing the information specified in Annexure 3 of this Agreement.

(9) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(10) Interest Rate Swap Agreement: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an Interest Rate Swap Agreement and Party A is an Interest Rate Swap Provider.

(11)  Procedures for Entering into Transactions:

      (a) For the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager four Confirmations each one substantially in the forms set out in Annexures 1A, 1B, 2A and 2B respectively (or in such other forms as may be agreed between Party A, Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of each such Confirmation.

      (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(12) Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(13)  Recorded Conversations: Each party:

      (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

      (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

      (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

      (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(14) Further Fixed Rate Swaps and Downgrading of Party A: Insert the following new Sections 16, 17, 18 and 19 after Section 15:

      "16.  Further Fixed Rate Swaps

      (a) If, pursuant to clause 16.6(j) of the Series Supplement, in order for the Servicer to permit a Conversion the Servicer requests the Manager (and the Manager directs Party B) to enter into two Fixed Rate Swaps in accordance with this Section 16 for a maximum term not exceeding 10 years, Party B and the Manager will be deemed to have satisfied their respective obligations to enter into such Fixed Rate Swaps if the calculation of the Fixed Rate Swap Amount for the purposes of a Fixed Rate Swap then existing includes the Amounts Outstanding in relation to the Mortgage Loans the subject of the Conversion.

      (b) If Section 16(a) does not apply and Party B and the Manager enter into one or more further Fixed Rate Swaps pursuant to clause 16.6(j) of the Series Supplement to hedge the interest rate risk of one or more Mortgage Loans the subject of a Conversion, each such further Fixed Rate Swap must:

            (i) (Notional Amount): have a Notional Amount for each Calculation Period at least equal to the aggregate Amounts Outstanding as at the first day of the relevant Calculation Period in relation to the Mortgage Loans the subject of the Conversion which have the same fixed rate and End Date;

            (ii) (Effective Date): have as an Effective Date the Monthly Distribution Date immediately following the last day of the Collection Period in which the Conversion occurs;

            (iii) (Termination Date): have a scheduled Termination Date on or prior to the tenth anniversary of its Trade Date unless the Rating Agencies confirm that entering into the Fixed Rate Swap for a longer period will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; and

            (iv) (Confirmation): in all other respects be confirmed as a Fixed Rate Swap in accordance with this Agreement and the sample Confirmation for Fixed Rate Swaps set out in Annexure 2C to this Agreement.

      The Spread applicable to the Floating Amounts, if any, in respect of each Fixed Rate Swap entered into following a Conversion shall be the relevant Weighted Margin in respect of the relevant Monthly or Quarterly Distribution Date plus [ ]% per annum.

17. Ratings Downgrade of Party A - Fixed Rate Swaps: If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in relation to the Fixed Rate Swaps, Party A must:

      (a) (Fitch or Moody's): where it ceases to have the Prescribed Ratings from Fitch or Moody's in relation to the Fixed Rate Swaps:

            (i) within 30 Business Days of Party A ceasing to have such Prescribed Ratings if and while Party A has a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F2 by Fitch; or

            (ii) otherwise, if sooner, within 5 Business Days of Party A ceasing to have a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F2 by Fitch;

                  (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

            (iii) provided that Party A then has assigned to it a short term credit rating of at least F2 by Fitch, lodge in an Eligible Account as a prepayment of its obligations in respect of the Fixed Rate Swaps an amount equal to the Fixed Rate Prepayment Amount as defined in Section 17(c); or

            (iv) enter into an agreement novating its rights and obligations under this Agreement in respect of the Fixed Rate Swaps to a replacement counterparty acceptable to the Manager and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; or

            (iv) enter into such other arrangements in respect of all Fixed Rate Swaps which are satisfactory to the Manager and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; and

      (b) (S&P): where it ceases to have the Prescribed Rating in relation to the Fixed Rate Swap from S&P at its cost alone:

            (i) immediately seek to enter into, and enter into by no later than 60 days after Party A ceases to have the Prescribed Ratings in respect of the Fixed Rate Swap from S&P, an agreement novating its rights and obligations under this Agreement in respect of the Fixed Rate Swap to a replacement counterparty which holds the Prescribed Ratings in respect of the Fixed Rate Swap and, if a transfer in accordance with this
                  Section 17(b)(i) has not occurred within 30 days after Party A ceases to have the Prescribed Ratings in respect of the Fixed Rate Swap from S&P, lodge in an Eligible Account as a prepayment of its obligations in respect of the Fixed Rate Swaps an amount equal to the Fixed Rate Prepayment Amount as defined in Section 17(c); or

            (ii) (if Party A is unable to effect a transfer in accordance with Section 17(b)(i) within 60 days of Party A ceasing to have the Prescribed Rating in respect of the Fixed Rate Swap from S&P or if Party A otherwise elects) enter into such other arrangements in respect of the Fixed Rate Swap which are satisfactory to the Manager and which each Rating Agency confirms in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by it to the Notes.

                  Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 17 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
                  Section 17 (but will not be entitled to any additional grace period in relation to such a variation).

      (c) (Fixed Rate Prepayment Amount): For the purposes of this Section 17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

            (i) where Party A does not have the Prescribed Rating in respect of the Fixed Rate Swaps from Fitch, an amount acceptable to Fitch and sufficient to maintain the credit ratings assigned to the Securities by Fitch immediately prior to the review of Party A's credit rating;

            (ii) where Party A does not have the Prescribed Rating in respect of the Fixed Rate Swaps from Moody's, an amount acceptable to Moody's and sufficient to maintain the credit ratings assigned to the Securities by Moody's immediately prior to the review of Party A's credit rating; and

            (iii) where Party A does not have the Prescribed Rating in respect of the Fixed Rate Swaps from S&P, the greater of:

                  A.    zero;

                  B.    CR;

                  C. an amount equal to 1 percent of the then Amounts Outstanding of all Mortgage Loans then being charged interest at a fixed rate; and

                  D. the net amount (if any) as determined by the Manager that is expected to be due by Party A to Party B in respect of the Fixed Rate Swaps on the immediately following Monthly Distribution Date or Quarterly Distribution Date (as the case may be) (calculated on the basis that there will be no prepayments made by the Mortgagors under the Mortgage Loans then being charged interest at a fixed rate and no conversion of the interest rate payable under any Mortgage Loan from a fixed rate to a variable rate or from a variable rate to a fixed rate during the relevant Collection Period).

                  Where:

                                           CR = MM + V

                  "MM" means the aggregate of the mark-to-market value (whether positive or negative) of all Fixed Rate Swaps determined in accordance with Section 17(d) no earlier than 3 Business Days prior to the date that the Fixed Rate Prepayment Amount is lodged.

                  "V" means the volatility buffer, being the value calculated by multiplying the aggregate Notional Amounts (as defined in the relevant Confirmations) of the Fixed Rate Swaps at the most recent relevant Distribution Date by the relevant percentage obtained from the following table:

--------------------------------------------------------------------------------------------------------------
 Where the period between the date   Where the period between the date   Where the period between the date of
 of recalculation and the weighted   of recalculation and the weighted   recalculation and the weighted
 average of the maturity dates of    average of the maturity dates of    average of the maturity dates of the
 the then fixed rate periods in      the then fixed rate periods in      then fixed rate periods in respect
 respect of Mortgage Loans forming   respect of Mortgage Loans forming   of Mortgage Loans forming part of
 part of the Assets of the Series    part of the Assets of the Series    the Assets of the Series Trust which
 Trust which are charged a fixed     Trust which are charged a fixed     are charged a fixed rate of interest
 rate of interest is less than or    rate of interest is greater than 5  is greater than 10 years
 equal to 5 years                    years and less than or equal to 10
                                     years
 --------------------------------------------------------------------------------------------------------------
 1.5                                 3.15                                6
 --------------------------------------------------------------------------------------------------------------

                        (d) (Mark to Market Value): Party A must calculate the mark-to-market value of the Fixed Rate Swaps by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide the Fixed Rate Swaps in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

                        (e) (Recalculation): Party A must recalculate the Fixed Rate Prepayment Amount (including the CR and the mark-to-market value) on a weekly basis. If:

                                   (i)  the recalculated Fixed Rate Prepayment
                                        Amount is greater than the immediately
                                        preceding Fixed Rate Prepayment Amount,
                                        Party A must make an additional
                                        prepayment in accordance with Section
                                        17(a)(iii) or (b)(i) within 3 Business
                                        Days of such recalculation so that the
                                        Fixed Rate Prepayment Balance equals the recalculated Fixed Rate Prepayment Amount; or

                                   (ii) the recalculated Fixed Rate Prepayment
                                        Amount is less than the immediately
                                        preceding Fixed Rate Prepayment Amount,
                                        Party B must upon the direction of the
                                        Manager withdraw an amount from the
                                        Eligible Account referred to in Section
                                        17(a)(ii) or (b)(i) and pay it to Party
                                        A within 3 Business Days of receiving
                                        notice of such recalculation so that the remaining Fixed Rate Prepayment Balance after such withdrawal equals the recalculated Fixed Rate Prepayment Amount.

                        (f) (Interest): Interest will be payable by Party B on any prepayment by Party A under this Section 17 in accordance with clause 8.8 of the Series Supplement.

                                   (g)  (Utilisation): If the Fixed Rate
                                        Prepayment Balance is applied towards an amount payable by Party A in accordance with Section 2(f) Party A must within 3 Business Days make an additional prepayment in accordance with Section 17(a)(iii) or (b)(i) equal to the amount so applied.

                                   (h)  (Repayment): If Party A regains the
                                        Prescribed Rating in respect of the

                                        Fixed Rate Swaps Party B must, upon the
                                        direction of the Manager, repay to Party
                                        A the then Fixed Rate Prepayment
                                        Balance.

18.   Downgrading of Party A - Basis Swaps

      (a) (Downgrading): If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in respect of the Basis Swaps, Party A must:

            (i) within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has short term credit ratings of at least P-1 by Moody's and at least F2 by Fitch; or

            (ii) otherwise, if sooner, within 5 Business Days of Party A ceasing to have a short term rating of at least P-1 by Moody's and at least F2 by Fitch;

            (or such greater period as is agreed to in writing by each relevant Rating Agency) (the "Posting Period"), at its cost alone and at its election:

      (b)   (Prepayment):

            (i) on or before the last day of the Posting Period, pay to Party B as a prepayment of its obligations under each of the Basis Swaps for the then Calculation Period, the relevant net amount (if any) that is expected to be due by Party A to Party B at the end of that Calculation Period;

            (ii) in the case of the Monthly Basis Swap, on each Monthly Distribution Date which follows such prepayment, pay to Party B as a prepayment of its obligations under the Monthly Basis Swap for the Calculation Period commencing on each such Monthly Distribution Date, the net amount (if any) that is expected to be due by Party A to Party B at the end of that Calculation Period less any Monthly Basis Swap prepayments relating to any prior Monthly Distribution Date held in the Basis Prepayment Balance; and

            (iii) in the case of the Quarterly Basis Swap, on each Quarterly
                  Distribution Date which follows such prepayment, pay to Party B as a prepayment of its obligations under the Quarterly Basis Swap for the Calculation Period commencing on each such Quarterly Distribution Date, the net amount (if any) that is expected to be due by Party A to Party B at the end of that Calculation Period less any Quarterly Basis Swap prepayments relating to any prior Quarterly Distribution Date held in the Basis Prepayment Balance.

            as determined by the Manager, by depositing such net amount (if any) into the Collections Account in cleared funds; or

      (c) (Other arrangements): enter into some other arrangement satisfactory to the Manager and Party B which the Rating Agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities. A prepayment on the first day of any Calculation Period by Party A under

            Section 18(b) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of each Basis Swap for the Calculation Period commencing on the relevant Monthly or Quarterly Distribution Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 18 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this
            Section 18 (but will not be entitled to any additional grace period in relation to such a variation). Interest will be payable by Party B on any prepayment by Party A under this Section 18 in accordance with clause 8.8 of the Series Supplement.

      19.   Securities Repaid

            On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series Supplement, whichever is the earlier, Party A's obligations under Sections 17 and 18 will cease and Party B must pay to Party A on that date the Outstanding Interest Rate Swap Prepayment Amount and interest on such payment."

(15)  Transfer:

      Section 7 is replaced with:

      "7. Essential term: Transfer

      (a) Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to any Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

      (b)   Nothing in this Section 7:

            (i) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer;

            (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii);

            (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); or

            (iv) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B,

            provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

      (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement (including each Transaction)."

(16)  Addenda

      The following addendum to the Schedule to the Master Agreement of International Swap Dealers and Derivative Association, Inc in the form of the copy attached to this Agreement is incorporated in this Agreement:

      o September 1991 Australian Addendum No. 1 (as amended in September 1992 and March 1997) - Interest Rate Caps, Collars and Floors.

(17)  Knowledge or Awareness

      Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18)  Interest Rate Basis Cap

      The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.

Executed in Sydney.

Attorney for                                                  Attorney for


 ......................................................        ......................................................
Commonwealth Bank of Australia,                               Perpetual Trustee Company Limited,
ABN 48 123 123 124                                            ABN 42 000 001 007, as trustee of the Series 2001-1G Medallion Trust

Attorney for


 ......................................................
Securitisation Advisory Services Pty. Limited,
ABN 88 064 133 946

Annexure 1A
Form of confirmation for Monthly Basis Swap - Series 2001-1G Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To:  Perpetual Trustee Company Limited            Securitisation Advisory Services Pty. Limited
     ABN 42 000 001 007                           ABN 88 064 133 946
     as trustee of the Series Trust               Level 8
     Level 7                                      48 Martin Place
     39 Hunter Street                             SYDNEY  NSW  2000
     SYDNEY   NSW   2000
                                                  Attention:  Manager, Securitisation
     Attention:  Manager, Securitisation Services

Swap Confirmation - Monthly Basis Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novitiate or supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:     [   ]
Trade Date:        [   ]
Effective Date:    [   ]
Termination Date:  Means the earlier of:

                  (a)   the Call Date but only if :

                        (i) the Issue Margins (as defined in the Class A-1 Note Conditions in respect of the Class A-1 Notes) in respect of the Class A-1 Notes and Class A-2 Notes increase as and from the Call Date; and

                        (ii) the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate.

                  (b) the date that all the Securities have been redeemed in full; and

                  (c)   the Termination Date for the Series Trust,

                  subject to the Following Business Day Convention

Notional Amount:                                             With respect to each Monthly Calculation Period means
                                                             the Monthly Basis Swap Amount for that Monthly Calculation Period
Floating Administered Rate Amounts:

   Floating Administered Rate Payer:                         Party B

   Floating Administered Rate Payer Payment Dates:           Each Monthly Distribution Date

   Floating Rate Option:                                     Monthly Basis Swap Administered Rate in relation to the relevant
                                                             Monthly Distribution Date

    Floating Rate Day Count Fraction:                        Actual/365 (Fixed)

Floating BBSW Weighted Rate Amounts:

   Floating BBSW Rate Payer:                                 Party A

   Floating BBSW Rate Payer Payment Dates:                   Each Monthly Distribution Date

   Floating Rate Option:                                     One-month Bank Bill Rate for the Accrual Period corresponding to the Calculation Period

   Spread:                                                   Monthly Weighted Margin in respect of the relevant Monthly
                                                             Distribution Date plus [   ]% per annum

   Floating Rate Day Count Fraction:                         Actual/365 (Fixed)

Business Day:                                                Sydney

Business Day Convention:                                     Following

Calculation Agent:                                           The Manager

Other Provisions:                                            For the purposes of the Agreement, the Transaction to which this
                                                             Confirmation relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL                        SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42  000 001 007, as trustee     COMMONWEALTH BANK OF AUSTRALIA, ABN 48 123 123 124
of the Series 2001-1G Medallion Trust


By:    _______________________________                       By:______________________________
       (Authorised Officer)                                     Authorised Officer)

Name:  _______________________________                       Name:____________________________

Title: _______________________________                       Title:___________________________


SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:    _______________________________
       (Authorised Officer)

Name:  _______________________________

Title: _______________________________

Annexure 1B
Form of confirmation for Quarterly Basis Swap - Series 2001-1G Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To:  Perpetual Trustee Company Limited              Securitisation Advisory Services Pty. Limited
     ABN 42 000 001 007                             ABN 88 064 133 946
     as trustee of the Series Trust                 Level 8
     Level 7                                        48 Martin Place
     39 Hunter Street                               SYDNEY  NSW  2000
     SYDNEY   NSW   2000
                                                    Attention:  Manager, Securitisation
     Attention:  Manager, Securitisation Services

Swap Confirmation - Quarterly Basis Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novitiate or supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:     [      ]
Trade Date:        [      ]
Effective Date:    [      ]
Termination Date:  Means the earlier of:

                  (a)   the Call Date but only if :

                        (i) the Issue Margins (as defined in the Class A-1 Note Conditions in respect of the Class A-1 Notes) in respect of the Class A-1 Notes and Class A-2 Notes increase as and from the Call Date; and

                        (ii) the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate.

                  (b) the date that all the Securities have been redeemed in full; and

                  (c)   the Termination Date for the Series Trust,

                  subject to the Following Business Day Convention

Notional Amount:                                           With respect to each quarterly Calculation Period means the Quarterly
                                                           Basis Swap Amount for that quarterly Calculation Period
Floating Administered Rate Amounts:

       Floating Administered Rate Payer:                   Party B

       Floating Administered Rate                          Each Quarterly Distribution Date
       Payer Payment Dates:

       Floating Rate Option:                               Quarterly Basis Swap Administered Rate in relation to the relevant
                                                           Quarterly Distribution Date

       Floating Rate Day Count Fraction:                   Actual/365 (Fixed)

Floating BBSW Weighted Rate Amounts:

       Floating BBSW Rate Payer:                           Party A

       Floating BBSW Rate Payer Payment Dates:             Each Quarterly Distribution Date

       Floating Rate Option:                               Three-month Bank Bill Rate for the Accrual Period corresponding to the Calculation Period

       Spread:                                             Quarterly Weighted Margin in respect of the relevant Quarterly
                                                           Distribution Date plus [   ]% per annum

       Floating Rate Day Count Fraction:                   Actual/365 (Fixed)

Business Day:                                              Sydney

Business Day Convention:                                   Following

Calculation Agent:                                         The Manager

Other Provisions:                                          For the purposes of the Agreement, the Transaction to which this
                                                           Confirmation relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL         SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42  000 001      COMMONWEALTH BANK OF AUSTRALIA,
007, as trustee of the Series 2001-1G         ABN 48 123 123 124
Medallion Trust



By:___________________________________        By:______________________________
   (Authorised Officer)                         (Authorised Officer)

Name: ________________________________        Name: ____________________________

Title:________________________________        Title: ___________________________


SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:______________________________
   (Authorised Officer)

Name: ____________________________

Title: ___________________________

Annexure 2A
Form of Confirmation for Monthly Fixed Rate Swap - Series 2001-1G
Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To: Perpetual Trustee Company Limited                Securitisation Advisory Services Pty. Limited
    ABN 42 000 001 007                               ABN 88 064 133 946
    as trustee of the Series Trust                   Level 8
    Level 7                                          48 Martin Place
    39 Hunter Street                                 SYDNEY  NSW  2000
    SYDNEY   NSW   2000

                                                     Attention:  Manager, Securitisation
    Attention:  Manager, Securitisation Services

Swap Confirmation - Monthly Fixed Rate Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novitiate or and supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:     [    ]

Trade Date:        [    ]

Effective Date:    [    ]

Termination Date:  Means the earlier of:

                  (a) the date that all the Securities have been redeemed in full; and

                  (b)   the Termination Date for the Series Trust,

                  subject to the Following Business Day Convention

Notional Amount:                               With respect to each monthly Calculation Period means the Monthly
                                               Fixed Rate Swap Amount for that monthly Calculation Period
Fixed Amounts:

    Fixed Rate Payer:                          Party B

    Fixed Rate Payer Payment                   Each Monthly Distribution Date

    Dates:

    Fixed Rate:                                The Monthly Fixed Swap Administered Rate in relation to the relevant
                                               Monthly Distribution Date

    Fixed Rate Day Count Fraction:             Actual/365 (Fixed)

Floating Amounts:

    Floating Rate Payer:                       Party A

    Floating Rate Payer Payment Dates:         Each Monthly Distribution Date

    Floating Rate Option:                      One-month Bank Bill Rate for the Accrual Period corresponding to the
                                               Calculation Period

    Spread:                                    Monthly Weighted Margin in respect of the relevant Monthly Distribution
                                               Date plus [   ]% per annum

    Floating Rate Day Count Fraction:          Actual/365 (Fixed)

Business Day:                                  Sydney

Business Day Convention:                       Following

Calculation Agent:                             The Manager

Other Provisions:                              For the purposes of the Agreement, the Transaction to which this
                                               Confirmation relates is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL           SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000             COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Series 2001-1G       ABN 48 123 123 124
Medallion Trust


By:___________________________________        By:______________________________
   (Authorised Officer)                         (Authorised Officer)

Name: ________________________________        Name: ____________________________

Title:________________________________        Title: ___________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
 PTY. LIMITED, ABN 88 064 133 946


By:___________________________________
   (Authorised Officer)

Name: ________________________________

Title:________________________________

Annexure 2B

              Form of Confirmation for Quarterly Fixed Rate Swap -
                         Series 2001-1G Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To: Perpetual Trustee Company Limited              Securitisation Advisory Services Pty. Limited
    ABN 42 000 001 007                             ABN 88 064 133 946
    as trustee of the Series Trust                 Level 8
    Level 7                                        48 Martin Place
    39 Hunter Street                               SYDNEY  NSW  2000
    SYDNEY   NSW   2000
                                                   Attention:  Manager, Securitisation
    Attention:  Manager, Securitisation Services


Swap Confirmation - Quarterly Fixed Rate Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novitiate or and supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:     [      ]
Trade Date:        [      ]
Effective Date:    [      ]
Termination Date:  Means the earlier of:

                  (a) the date that all the Securities have been redeemed in full; and

                  (b)   the Termination Date for the Series Trust,

                  subject to the Following Business Day Convention

Notional Amount:                                       With respect to each quarterly Calculation Period means the Quarterly
                                                       Fixed Rate Swap Amount for that quarterly Calculation Period
Fixed Amounts:

   Fixed Rate Payer:                                   Party B

   Fixed Rate Payer Payment                            Each Quarterly Distribution Date

   Dates:

   Fixed Rate::                                        The Quarterly Fixed Swap Administered Rate in relation to the relevant
                                                       Quarterly Distribution Date

   Fixed Rate Day Count Fraction:                      Actual/365 (Fixed)

Floating Amounts:

   Floating Rate Payer:                                Party A

   Floating Rate Payer Payment Dates:                  Each Quarterly Distribution Date

   Floating Rate Option:                               Three-month Bank Bill Rate for the Accrual Period corresponding to the
                                                       Calculation Period

   Spread:                                             Quarterly Weighted Margin in respect of the relevant Quarterly Distribution
                                                       Date plus [   ]% per annum


       Floating Rate Day Count Fraction:               Actual/365 (Fixed)

Business Day:                                          Sydney

Business Day Convention:                               Following

Calculation Agent:                                     The Manager

Other Provisions:                                      For the purposes of the Agreement, the Transaction to which this
                                                       Confirmation relates is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of                             SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY LIMITED, ABN 42 000           COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Series 2001-1G               ABN 48 123 123 124
Medallion Trust


By:___________________________________                  By:______________________________
   (Authorised Officer)                                   (Authorised Officer)

Name: ________________________________                  Name: ____________________________

Title:________________________________                  Title: ___________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:___________________________________
   (Authorised Officer)

Name: ________________________________

Title:________________________________

Annexure 2C

Form of Confirmation for Other Fixed Rate Swaps - Series 2001-1G Medallion Trust

                   [Commonwealth Bank of Australia Letterhead]

[DATE]

To:  Perpetual Trustee Company Limited                 Securitisation Advisory Services Pty. Limited
     ABN 42 000 001 007                                ABN 88 064 133 946
     as trustee of the Series Trust                    Level 8
     Level 7                                           48 Martin Place
     39 Hunter Street                                  SYDNEY  NSW  2000
     SYDNEY   NSW   2000
                                                       Attention:  Manager, Securitisation
     Attention:  Manager, Securitisation Services


Swap Confirmation - Other Fixed Rate Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novitiate or and supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:     [    ]
Trade Date:        [    ]
Effective Date:    [    ]
Termination Date:  Means the earlier of:

                  (a) the date that all the Securities have been redeemed in full; and

                  (b)   the Termination Date for the Series Trust,

                  subject to the Following Business Day Convention

Notional Amount:                                           With respect to each Calculation Period means the Other Fixed Rate
                                                           Swap Amount for that Calculation Period
Fixed Amounts:

       Fixed Rate Payer:                                   Party B

       Fixed Rate Payer Payment Dates:                     Each [Monthly/Quarterly]Distribution Date

       Fixed Rate:                               The [Monthly/Quarterly]Fixed Swap Administered Rate in
                                                 relation to the relevant [Monthly/Quarterly]Distribution Date

       Fixed Rate Day Count Fraction:            Actual/365 (Fixed)

Floating Amounts:

       Floating Rate Payer:                      Party A

       Floating Rate Payer Payment Dates:        Each [Monthly/Quarterly]Distribution Date

       Floating Rate Option:                     Relevant Bank Bill Rate for the Accrual Period corresponding to the
                                                 Calculation Period

       Spread:                                   [Monthly/Quarterly]Weighted Margin in respect of the relevant Distribution
                                                 Date plus [   ]% per annum

       Floating Rate Day Count Fraction:         Actual/365 (Fixed)

Business Day:                                    Sydney

Business Day Convention:                         Following

Calculation Agent:                               The Manager

Other Provisions:                                For the purposes of the Agreement, the Transaction to which this
                                                 Confirmation relates is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL             SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000               COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Series 2000-2G         ABN 48 123 123 124
Medallion Trust


By:___________________________________            By:______________________________
   (Authorised Officer)                             (Authorised Officer)

Name: ________________________________            Name: ____________________________

Title:________________________________            Title: ___________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:___________________________________
   (Authorised Officer)

Name: ________________________________

Title:________________________________

Annexure 3
Monthly Payment Notice - Series 2001-1G Medallion Trust

To:     Commonwealth Bank Of Australia, ABN 48 123 123 124 ("Party A")

And To: Perpetual Trustee Company Limited, ABN 42 000 001 007, as trustee of the
        Series Trust, ("Party B")

From: Securitisation Advisory Services Pty. Limited, ABN 88 064 133 946 (the "Manager")

ISDA MASTER AGREEMENT dated [ ] between Party A, Party B and the Manager (the "Agreement")

Determination Date:

The Manager has determined and gives notice of the following:

1.    Monthly Basis Swaps

      (a)   Notional Amount for the current Calculation Period:

      (b) Monthly Basis Swap Administered Rate for the current Calculation Period just ended:

2.    Monthly Fixed Rate Swaps

      (a)   Notional Amount for the current Calculation Period:

      (b) Monthly Fixed Rate Administered Rate for the current Calculation Period just ended:

3.    Monthly Rate Set

      One-month Bank Bill Rate for the current Calculation Period:

      Monthly Weighted Margin for the current Calculation Period:

4.    Quarterly Basis Swaps (only on a Quarterly Distribution Date)

      (a)   Notional Amount for the current Calculation Period:

      (b) Quarterly Basis Swap Administered Rate for the current Calculation Period just ended:

5.    Quarterly Fixed Rate Swaps (only on a Quarterly Distribution Date)

      (a)   Notional Amount for the current Calculation Period:

      (b) Quarterly Fixed Rate Administered Rate for the current Calculation Period just ended:

6.    Quarterly Rate Set (only on a Quarterly Distribution Date)

      (a)   Three-month Bank Bill Rate for the current Calculation Period:

      (b)   Quarterly Weighted Margin for the current Calculation Period:

7.    Net Break Receipts and Payments

      (a)   The Net Break Receipt (if any) in respect of the Determination Date:

      (b)   The Net Break Payment (if any) in respect of the Determination Date:

8.    Net Amount

      (a) Net amount due for payment by Party A on the immediately following Payment Date:

      (b) Net amount due for payment by Party B on the immediately following Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novitiate from time to time.

SIGNED for and on behalf of SECURITISATION ADVISORY SERVICES PTY. LIMITED, ABN 88 064 133 946

By:___________________________________
   (Authorised Officer)

Name: ________________________________

Title:________________________________

Annexure 4
Part 5(6) - Definitions

"Monthly Basis Swap Administered Rate" means, in relation to a Monthly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

                                     MBSA/
SII {-}                                                 + VCI [MBSA(MBSA + QBSA)
                MBSA + QBSA + MFRSA +QFRSA + MOFRSA + QOFRSA
MBSAR=--------------------------------------------------------------------------
                                              MBSA
{-} 365 NM

where:

MBSAR   means the Monthly Basis Swap Administered Rate

SII     means the Short Term Investment Income

MBSA    means the Monthly Basis Swap Amount

QBSA    means the Quarterly Basis Swap Amount

MFRSA   means the Monthly Fixed Rate Swap Amount

QFRSA   means the Quarterly Fixed Rate Swap Amount

MOFRSA  means the Monthly Other Fixed Rate Swap Amount

QOFRSA  means the Quarterly Other Fixed Rate Swap Amount

VCI     means the Variable Charged Interest Each Monthly Collection Period

NM      means the Number of Days in Monthly Accrual Period

"Quarterly Basis Swap Administered Rate" means in relation to a Quarterly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

        CQBSII + CQVCI
QBSAR= ---------------    365 NQ
             QBSA

where:

QBSAR   means the Quarterly Basis Swap Administered Rate

CQBSII means the sum of QBSII for [ ] months since the previous Quarterly Distribution Date

QBSII means the Quarterly Basis Swap share of Short Term Investment Income for each monthly Collection Period, determined in accordance with the following calculation:

SII  {-}                       QBSA
     -------------------------------------------------------
            [MBSA + QBSA + MFRSA + QFRSA + MOFRSA + OFRSA] where:

MBSA    means the Monthly Basis Swap Amount

QBSA    means the Quarterly Basis Swap Amount

MFRSA   means the Monthly Fixed Rate Swap Amount

QFRSA   means the Quarterly Fixed Rate Swap Amount

MOFRSA  means the Monthly Other Fixed Rate Swap Amount

QOFRSA  means the Quarterly Other Fixed Rate Swap Amount

CQVCI means the sum of QVCI for [ ] months since previous Quarterly Distribution Date

QVCI means the Quarterly Basis Swap share of Variable Charged Interest for each monthly Collection Period, determined in accordance with the following calculation:

= VCI  {-}   QBSA (MBSA+ QBSA)

NQ      means the number of days in quarterly Accrual Period

"Monthly Weighted Margin" in relation to a Monthly Fixed Rate Swap or Monthly Basis Swap means the amount expressed as a percentage, determined by the following calculation:

MWM      =  CA2-1/                         x      CA2-1M
            (CA2 + MCB + MRB + MSR)
            +
            CA2-2/                         x      CA2-2M
            (CA2 + MCB + MRB + MSR)
            +
            CA2-3/                         x      CA2-3M
            (CA2-3 + MCB + MRB + MSR)
            +
            MCB/                           x      CBM
            (CA2 + MCB + MRB + MSR)
            +
            MRB/                           x      RBM
            (CA2 + MCB + MRB + MSR)
            +
            MSR/                           x      SRM
            (CA2 + MCB + MRB + MSR)

where:

CA2-1 means the Aggregate Stated Amounts of Class A2-1 Notes at end of the previous Monthly Distribution Date, or where there is only a single initial Class A-2 Tranche, the Stated Amount of the Class A2 Notes

CA2-2 means the Aggregate Stated Amounts of Class A2-1 Notes at end of the previous Monthly Distribution Date

CA2-3 means the Aggregate Stated Amounts of Class A2-1 Notes at end of the previous Monthly

        Distribution Date

CA2 means the Aggregate Stated Amounts of all Class A2 Notes at end of the previous Monthly

        Distribution Date

CA2-1M means the Issue Margin in respect of the Class A2-Tranche 1 Notes during the monthly Accrual Period immediately prior to the Monthly Distribution Date or if there is only a single Class A-2 Tranche, the Class A2 Issue Margin

CA2-2M means the Issue Margin in respect of the Class A2-Tranche 2 Notes during the monthly Accrual Period immediately prior to the Monthly Distribution Date

RBM means the Weighted Average of the Issue Margins in respect of the Redraw Bonds outstanding during the monthly Accrual Period immediately prior to the Monthly Distribution Date

CBM     means the Issue Margin in respect of the Class B Notes

SRM     means the Drawdown Margin as defined in the Standby Redraw
        Facility Agreement

MCB means the monthly swap proportion of Aggregate Stated Amounts of Class B Notes at end of the previousMonthly Distribution Date, determined in accordance with the following calculation:

      CB {-}(MBSA + MFRSA + MOFRSA)
   =-------------------------------------
    (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA)


where:

MBSA    means the Monthly Basis Swap Amount

QBSA    means the Quarterly Basis Swap Amount

MFRSA   means the Monthly Fixed Rate Swap Amount

QFRSA   means the Quarterly Fixed Rate Swap Amount

MOFRSA  means the Monthly Other Fixed Rate Swap Amount

QOFRSA  means the Quarterly Other Fixed Rate Swap Amount

MRB means the monthly swap proportion of Aggregate Stated Amounts of Redraw Bonds at end of the previous Monthly Distribution Date, determined in accordance with the following calculation:

        RB {-}(MBSA + MFRSA + MOFRSA)
=------------------------------------------------
 (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA)

where:

RB      means the Redraw Bonds at beginning of a month

MSR means a proportion of the Standby Redraw Facility Principal at the end of the previous Monthly Distribution Date, determined in accordance with the following calculation:

                5 R{-}(MBSA + MFRSA + MOFRSA)
=----------------------------------------------------------
      (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA)


where:

SR equals the Standby Redraw Facility Principal at the end of the previous

                           Monthly Distribution Date

"Quarterly Weighted Margin" in relation to a Quarterly Fixed Swap or a Quarterly Basis Swap means the amount expressed as a percentage, determined by the following calculation:

QWM                  =  CA1/                        [ICON OF HAND POINTING DOWN]      CA1M
                        (CA1 + CB + QRB + QSR)
                        +
                        CB/                         [ICON OF HAND POINTING DOWN]      CBM
                        (CA1 + CB + QRB + QSR)
                        +
                        QRB/                        [ICON OF HAND POINTING DOWN]      QRBM
                        (CA1 + CB + QRB + QSR)
                        +
                        QSR/                        [ICON OF HAND POINTING DOWN]      SRM
                        (CA1 + CB + QRB + QSR)

      CA1 means the A$ Equivalent of the Aggregate Stated Amounts of Class A1 Notes at end of previous quarterly Distribution Date

      CA1M means the Spread specified in paragraph 5.2 of the Confirmations for the Class A-1 Currency Swaps on that Distribution Date

      CB means the Aggregated Stated Amounts of Class B Notes at end of previous Quarterly Distribution Date

      CBM     means the Issue Margin in respect of the Class B Notes

      QRBM means the Weighted Average of the Issue Margins in respect of the Redraw Bonds outstanding at the end of the previous Quarterly Distribution Date

      SRM means the Drawdown Margin as defined in the Standby Redraw Facility Agreement

      QRB means the Aggregate Stated Amounts of Redraw Bonds at end of previous Quarterly Distribution Date, determined in accordance with the following calculation:

                         BRB {-}(QBSA + QFRSA + QOFRSA)
               =-------------------------------------------------
                 (QBSA + QFRSA + QOFRSA + MBSA + MFRSA + MOFRSA)


      where:

      BRB     means the Redraw Bonds at beginning of the quarter

      MBSA    means the Monthly Basis Swap Amount

      QBSA    means the Quarterly Basis Swap Amount

      MFRSA   means the Monthly Fixed Rate Swap Amount

      QFRSA   means the Quarterly Fixed Rate Swap Amount

      MOFRSA  means the Monthly Other Fixed Rate Swap Amount

      QOFRSA  means the Quarterly Other Fixed Rate Swap Amount

      QSR means the Standby Redraw Facility Principal at end of previous Quarterly Distribution Date, determined in accordance with the following calculation:

                         BSR {-}(QBSA + QFRSA + QOFRSA)
                  --------------------------------------------
                 (QBSA + QFRSA + QOFRSA + MBSA + MFRSA +MOFRSA)

                     where:

      BSR means the Standby Redraw Facility Principal at beginning of the relevant quarter

            "Monthly Fixed Swap Administered Rate" means, in relation to a Monthly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:

                MFRSA + MOFRSA                                    MFRSA + MOFRSA
     SII{-}-------------------------------------------+FCI {-}----------------------------
MFSAR=          MBSA + QBSA + QFRSA + MOFRSA + QOFRSA           MFRSA + MOFRSA + QFRSA + QOFRSA
     ------------------------------------------------------------------------------------------- {-} 365/NM
                                                MFRSA + MOFRSA]

  where:

      MFRSA   means the Monthly Fixed Rate Swap Amount

      SII     means the Short Term Investment Income

      MFRSA   means the Monthly Fixed Rate Swap Amount

      MQFRSA  means the Monthly Other Fixed Rate Swap Amount

      MBSA    means the Monthly Basis Swap Amount

      QBSA    means the Quarterly Basis Swap Amount

      QFRSA   means the Quarterly Fixed Rate Swap Amount

      QOFRSA  means the Quarterly Other Fixed Rate Swap Amount

      FCI     means the Fixed Charge Interest

      NM      means the number of days in quarterly Accrual Period

"Quarterly Fixed Swap Administered Rate" means in relation to a Quarterly Distribution Date the amount expressed as a percentage, determined in accordance with the following calculation:


                         [CQFCI+CQFSII]
QFSAR =                ----------------X365/NQ
                         [QFRSA + QOFRSA]

QFSAR   means the Quarterly Fixed Swap Administration Rate

CQFCI   means the Sum of QFCI for Months since Previous Quarterly
        Distribution Date

QFCI means the Quarterly Fixed Swap Share of Fixed Rate Charged Interest each monthly Collection Period, determined in accordance with the following calculation:

        =  FCI x [QFRSA+QOFRSA]/(MFRSA+MOFRSA+QFRSA+QOFRSA)

CQFSII means the Sum of QFSII for the Months since Previous Quarterly Distribution Date

QFSII means the quarterly Fixed Rate Swap share of Short Term Investment Income for each monthly Collection Period, determined in accordance with the following calculation:

        =       SII x                     QFRSA + QOFRSA
                       --------------------------------------------------
                       (MBSA + QBSA + MRFSA + QFRSA + MOFRSA + QOFRSA)

        where

MBSA    means the Monthly Basis Swap Amount

QBSA    means the Quarterly Basis Swap Amount

MFRSA   means the Monthly Fixed Rate Swap Amount

QFRSA   means the Quarterly Fixed Rate Swap Amount

MOFRSA  means the Monthly Other Fixed Rate Swap Amount

QOFRSA  means the Quarterly Other Fixed Rate Swap Amount

NQ      means the number of days in quarterly Accrual Period